EMPOWER FUNDS, INC.
Empower Core Strategies: International Equity Fund
Institutional Class Ticker: MXECX
Investor Class Ticker: MXEVX
(the “Fund”)
Supplement dated June 26, 2026 to the Statement of Additional Information (“SAI”) for the Fund, dated April 30, 2026, as supplemented
Effective July 1, 2026, under the “Portfolio Managers” header of the SAI, the second paragraph in the “Lazard Asset Management LLC” section is hereby deleted in its entirety and replaced with the following:
ECM is responsible for compensating Lazard, which receives monthly compensation for its services at the annual rate of 0.32% of the average daily net assets on the first $150 million of assets, 0.31% on the next $150 million of assets, and 0.30% thereafter on the portion of the Fund Lazard manages.
This Supplement must be accompanied by or read in conjunction with the SAI for the Fund, dated April 30, 2026, as supplemented.
Please keep this Supplement for future reference.